Tower Transaction	12 Months Ended
Dec. 31, 2020
Other Liabilities [Abstract]
Tower Transaction
NOTE 19. TOWER TRANSACTION

In December 2013, we closed our transaction with Crown Castle International Corp. (Crown Castle) in which Crown Castle gained the exclusive rights to lease and operate 9,048 wireless towers and purchased 627 of our wireless towers for $4,827 in cash. The leases have various terms with an average length of approximately 28 years. As the leases expire, Crown Castle will have fixed price purchase options for these towers totaling approximately $4,200, based on their estimated fair market values at the end of the lease terms. We sublease space on the towers from Crown Castle for an initial term of ten years at current market rates, subject to optional renewals in the future.

We determined that we did not transfer control of the tower assets, which prevented us from achieving sale-leaseback accounting for the transaction, and we accounted for the cash proceeds from Crown Castle as a financing obligation on our consolidated balance sheets. We record interest on the financing obligation using the effective interest method at a rate of approximately 3.9%. The financing obligation is increased by interest expense and estimated future net cash flows generated and retained by Crown Castle from operation of the tower sites, and reduced by our contractual payments. We continue to include the tower assets in “Property, Plant and Equipment - Net” on our consolidated balance sheets and depreciate them accordingly. At December 31, 2020 and 2019, the tower assets had a balance of $764 and $804, respectively. Our depreciation expense for these assets was $39 for each of 2020, 2019 and 2018.

Payments made to Crown Castle under this arrangement were $248 for 2020. At December 31, 2020, the future minimum payments under the sublease arrangement are $253 for 2021, $258 for 2022, $264 for 2023, $269 for 2024, $274 for 2025 and $856 thereafter.